Corporate presentation January 2024 Exhibit 99.1

We caution you that this presentation contains forward-looking statements of HilleVax, Inc. (“HilleVax,” “we,” “us” or similar terms). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, research and development plans, the anticipated timing, costs, design and conduct of our planned and potential clinical trials and preclinical studies for HIL-214 and any future vaccine candidates, the timing and likelihood of regulatory filings and approvals for HIL-214 and any future vaccine candidates, our ability to commercialize our vaccine candidates, if approved, the pricing and reimbursement of our vaccine candidates, if approved, the potential to develop future vaccine candidates, the potential benefits of strategic collaborations and our intent to enter into any strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we currently depend entirely on the success of HIL-214, and we have not yet completed any clinical trials of HIL-214; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; our dependence on third parties in connection with manufacturing, research and clinical and preclinical testing; unexpected adverse side effects or inadequate immunogenicity or efficacy of HIL-214 or any future vaccine candidates that may limit their development, regulatory approval, and/or commercialization; unfavorable results from clinical trials; results from prior clinical trials and studies not necessarily being predictive of future results; unstable market and economic conditions and adverse developments with respect to financial institutions and associated liquidity risk may adversely affect our business and financial condition and the broader economy and biotechnology industry; regulatory developments in the United States and foreign countries; any future impacts to our business resulting from the conflict between Russia and Ukraine or other geopolitical developments outside our control; our reliance on intellectual property rights under our license agreement with Takeda Vaccines, Inc.; our ability to obtain, maintain and enforce intellectual property protection for our vaccine candidates; we may use our capital resources sooner than we expect; and other risks described in our prior press releases and our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Disclaimer

HilleVax January 2024 Norovirus has a high disease burden and unmet need Clinical PoC demonstrated in adults and near-term large Phase IIb infant readout in mid-2024 Multi-billion dollar commercial opportunity Strong capital position with $324.4M in cash at September 30, 2023

“And these symptoms can be quite severe too. Norovirus often isn’t just your typical I’m-feeling-a-little-sick-so-I-may-pass-on-shuffleboard type of gastroenteritis. No, a norovirus infection can consist of projectile vomiting and explosive diarrhea. Projecting your voice, feelings, or insecurities is one thing. Projecting your vomit is something completely different.”  Bruce Y. Lee, Forbes 2023 Norovirus in the news…

Norovirus global annual burden is high…



~200k
Deaths
~4M
Hospitalizati
ons
~570M
Seek Care
~700M
Norovirus-related
illnesses

… resulting in direct and indirect costs of ~$10b in US and ~$60b globally[1,2]

Costs

Direct + **Indirect**

Medical

Clinical management, hospitalizations, infection control measures and cleaning, surveillance

Health

Productivity losses: sick staff work days, resources not used while managing outbreak

Key vulnerable populations

Young children

Endemic, incidence of norovirus highest among young children[2]

Adults

Outbreaks among HCPs, military, food handlers, travelers, other groups

Older adults

Outbreaks in nursing homes and hospitals, higher likelihood of hospitalization / death

1. Bartsch et al., 2016 2. Bartsch et al., 2020

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1 Cannon et al. Emerg Infect Dis. 2021.; 2 Fang et al. BMC Infect Dis. 2021.; 3 Lo et al. Arch Virol. 2021.; 4 Cho et al. J Med Virol. 2021.; 5 Rossouw et al. Viruses. 2021.; 6 Manouana et al. Viruses. 2021, 7NoroSurv: A global network for norovirus strain surveillance – data retrieved on 17 Apr 2023; 8Adapted from Desai et al. CID 2012. GII.4 remains the dominant genotype associated with the majority of norovirus infections worldwide GII.4 infections in 2021-2022 represented approximately 60% of infections in children <57 GII.4 infections resulted in 75% of hospitalizations and 82% of deaths based on a meta analysis of 843 norovirus outbreaks8

HIL-214 comprises VLPs for major genotypes GI.1 and GII.4 GI.1 selected based on its potential to promote a broad immune response to GI strains GII.4 selected because it is estimated to be responsible for nearly two-thirds of norovirus illness1 1 Virus-Like Particles (VLPs) Consensus GII.4 VLP GI.1 VLP (Norwalk) 2 Adjuvant Aluminum hydroxide Consensus Strategy Presents epitopes from three different norovirus GII.4 strains on one VLP 3 Norovirus Vaccine Prefilled Syringe (intramuscular) 1. Kumthip et al., 2019

Large clinical program demonstrates immunogenicity, efficacy, and safety/tolerability

Trial No.	Phase	Design	Study Population	HIL-214 safety, n=	HIL-214 immuno, n=
LV01-103	I/II	R, DB, Pbo, NoV challenge for **safety, immunogenicity, and efficacy**	18 - 50 years	N/A[1]	N/A[1]
LV03-104	I	R, DB, Pbo, dose/age-escalation for **safety and immunogenicity**	18 - 85 years	66	66
LV03-105	I/II	R, DB, Pbo, NoV challenge for **safety, immunogenicity, and efficacy**	18 - 50 years	67	67
NOR-210	II	Study to generate serum controls for **validation of serology assay**	18 - 49 years	50	50
NOR-107	II	R, DB, for **safety, immunogenicity, dose finding, and adjuvant justification**	18 - 64 years	418	418
NOR-201	II	RD, DB for **safety and immunogenicity**	18 - 49 years	425	425
NOR-204	II	R, DB for **safety, immunogenicity, dose finding and formulation selection**	18 - >85 years	311	311
NOR-211	IIb	R, DB, Pbo for **efficacy, safety, and immunogenicity**	18 - 49 years; military recruits	2,355	97
NOR-202	II	R, DB for **safety, immunogenicity, dose finding and adjuvant justification**	6wks - 9 years	839	839
NEST-IN1[2]	IIb	R, DB, Pbo for **efficacy, safety, and immunogenicity**	5 months	1,500	1,500
NOR-109[2]	**I**	R, DB, Pbo, **safety and immunogenicity**	5 months	14	14
NOR-206[2]	II	R, DB, Pbo, **safety and immunogenicity when HIL-214 is concomitantly administered** with routine infant vaccines	4 months	77	77
NOR-215[2]	II	SA, OL, **safety and immunogenicity**	18 – 49 years	185	185
TOTAL[2]				**6,307**	**4,049**

1. Intranasal formulation of vaccine, not included in HIL-214 safety and immunogenicity subject numbers
2. NEST-IN1, NOR-109, NOR-206, and NOR-215 clinical trials ongoing, final subject numbers still estimated for study completion

R: randomized. DB: double-blind. OL: open label. Pbo: placebo-controlled

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We believe that HIL-214 clinical data have substantially de-risked the program HIL-214 key clinical accomplishments Dose selection Adjuvant selection Immunogenicity in infants/children Immunogenicity in adults/older adults Efficacy proof-of-concept in adults Safety/tolerability profile across age groups 5-year safety and immunogenicity in adults

SAFETY >6,000 subjects (2,430 pediatric subjects) received vaccine in clinical studies In adults, local AEs all mild/moderate with systemic AEs similar to placebo Infant AEs largely mild to moderate with short duration (<3-4 days) HIL-214 clinical AE profile comparable to commercial vaccines Adult safety Pediatric safety NOR-202, NOR-211, NOR-204 studies, WHO, FDA prescribing information These data are presented for informational purposes only, as the comparisons in the tables to the right are not based on head-to-head clinical studies and may not be comparable due to differences in vaccine design, disease under evaluation, trial designs and populations studied.

HIL-214
IMMUNOGENICITY

HBGA is an attachment factor on the surface of intestinal epithelia known to promote norovirus entry into host cells

Measurement of HBGA-blocking antibodies is the primary method to assess vaccine immunogenicity against norovirus

Data from long-term immunogenicity study in adults (NOR-213) has shown titers to date **above baseline at year 5**

NOR-202, NOR-107, and NOR-204 studies

Functional and binding response following vaccination with HIL-214



GII.4 Pan-Ig titers
Note: cross study comparisons
GII.4 Pan-Ig titers
12,000
10,000
8,000
6,000
4,000
2,000
0
0 60 120 180 240 300 360 420
Days post vaccination
GII.4 HBGA blocking titers
Note: cross study comparisons
GII.4 HBGA blocking titers
900
800
700
600
500
400
300
200
100
0
0 60 120 180 240 300 360 420
Days post vaccination
Infants (6 – 12 months) 50/150µg x 2 doses (NOR-202)
Adults[1] (18 – 64 years) 15/50µg x 1 dose (NOR-107)
Older adults (>60 years) 15/50µg x 1 dose (NOR-204)

1. Day 0 titers were collected 28 days prior to vaccination for adult study (NOR-107)

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Cases of moderate-to-severe AGE Viral efficacy Pathogen Placebo n = 2,357 HIL-214 n = 2,355 % p value 1° HIL-214 vaccine strain only1 5 (0.2) 1 (<0.1) 80.0 p = 0.142 2° Any NoV strain 26 (1.1) 10 (0.4) 61.8 p = 0.0097 Post-hoc GII.2 strain 21 9 57.4 p = 0.0321 Phase 2b in adults demonstrated reduction in moderate-to-severe acute gastroenteritis CLINICAL POC demonstrated in US Navy recruits 4,712 subjects 2 season, single site study Clinical PoC demonstrated across any observed norovirus strains due to heterotypic protection provided by HIL-214 Sherwood et al, Vaccine 2020 1. GI.1 or GII.4

We have prioritized our initial regulatory approach for registration on the infant population Endemic pattern of infection Higher prevalence of GII.4 Comparison to subjects without pre-existing immunity Regulatory and operational precedent of rotavirus vaccines Advantages of studying HIL-214 in infants

NEST-IN1 Phase 2b pediatric study ongoing 1 Vaccinations at Day 1 and Day 29 - 57 HIL-2141 (n = 1,500) Placebo1 (n = 1,500) Primary Endpoint Reduction in moderate/severe acute gastroenteritis associated with norovirus GI.1 or GII.4 (co-pathogen negative) Healthy 5 mo. infants (n = ~3,000) Sites in the US and Latin America Secondary Endpoints Reduction in moderate/severe acute gastroenteritis associated with any norovirus strain  (+/- co-pathogen)

NEST-IN1 has achieved significant milestones  since May 2022 initiation NEST-IN1 updates Data Monitoring Committee completed recommended study continuation after safety review in August 2022 First 200 subjects immune responses1 were consistent with prior infant studies of HIL-214 in November 2022 Enrollment completed with over 3,000 infants in April 2023 Topline data expected mid-2024 – Clinical safety and clinical efficacy on all subjects 1. Pan-Ig antibody responses 28 days post second dose

Other ongoing supporting studies of HIL-214 NOR-109 NOR-215 NOR-206 Study # I II II Phase R, DB, Pbo, safety and immunogenicity SA, OL, safety and immunogenicity R, DB, Pbo, safety and immunogenicity when HIL-214 is concomitantly administered with routine infant vaccines Design Enrollment complete Enrollment complete Enrollment complete Status Enable inclusion of Japanese infants in planned Phase III clinical trial of HIL-214 Generate serum for immunological assays and reference material Generate data on concomitant administration with routine pediatric vaccines Purpose 5 months of age 18 – 49 years 4 months of age Subjects R: randomized. SA: single arm. DB: double-blind. OL: open label. Pbo: placebo-controlled

Development and regulatory strategy Initial clinical program focused on infant population Followed by immuno-bridging and/or efficacy studies in older adults Clinical program and concurrent epidemiology and pharmacoeconomic studies to support potential ACIP recommendations Phase 2b PoC study in infants n ~ 3,000 Phase 3 pivotal study in infants  Infant registration  1 Establish initial indication in infants 2 Broaden label of vaccine to adults and older adults Potential Immuno-bridging and/or efficacy studies Adult/older adult registration  Clinical PoC in young adults (NOR-211)

Disease Age US cases  US hospitalizations US deaths US economic burden (in 2020 dollars) Norovirus  < 4 years 2.8 million 12,000 20 $1.2 billion 5 – 64 years 15.7 million 34,000 70 $6.4 billion > 65 years 3.7 million 50,000 1,250 $3.2 billion All ages 22 million 96,000 1,350 $10.6 billion Rotavirus (pre-vaccine) < 5 years 2.7 million 70,000 60 $1.5 billion Shingles (pre-vaccine) > 50 years 1.0 million 46,000 80 $2.4 billion RSV (pre-vaccine) > 60 years 2.5 million 100,000 8,000 $7.4 billion CDC and Bartsch et al., 2020 NIH and Carrico et al., 2023 ACIP recommendation will be sought for both the infant and older adult populations Norovirus burden of disease compares favorably to other viruses which have vaccines that carry ACIP recommendations Norovirus burden (today) is comparable to  rotavirus, shingles, and RSV burden (pre-vaccines) in the United States

Potential multi-billion dollar commercial opportunity Similar burden of disease between norovirus and rotavirus Two rotavirus vaccines were launched in 2006 and 2008 (RotaTeq and Rotarix) ACIP recommendation for routine infant use $1.4B global net sales in 2022 $210-360 per rotavirus vaccine course (US) Comparable burden of disease in older adults Arexvy and Abrysvo approved in 2023 ACIP recommendation for adults over 60 following shared decision-making $1.2B global net sales in Q3 of 2023 $180-295 per single vaccine course (US) 1 INFANTS/TODDLERS 2 OLDER ADULTS ROTAVIRUS VACCINES AS A CASE STUDY RSV VACCINES AS A CASE STUDY + OTHER ADULTS including HCPs, military, travelers, food handlers +

HilleVax announces exclusive license with Kangh

Building towards a long-term norovirus vaccine leadership position

HIL-216 includes VLPs for **six of the most common norovirus genotypes**, including GI.1, GII.2, GII.3, GII.4, GII.6, and GII.17

Kangh to supply HIL-216 for use in **near-term clinical trials**

Addition of HIL-216 to portfolio through collaboration with Kangh

HILLEVAX

KANGH

Follow-on hexavalent norovirus vaccine candidate

Selected genotypes cover approximately 90% of norovirus infections worldwide

IND cleared, Phase 1 ready vaccine candidate

Leverages HilleVax's VLP development capabilities

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3Q22 Mid-2024 Phase 2b interim safety results  first 200 subjects Anticipated milestones 4Q22 Phase 2b interim immunogenicity results first 200 subjects Phase 2b topline data Strong  Capital position As of September 30, 2023: $324.4M cash, cash equivalents & marketable securities1 $75M term loan2:  $25M drawn Positive safety DMC recommendation Aug 2022 Positive immunogenicity results Dec 2022 1 Includes proceeds of September 2023 financing 2 Full draw subject to certain milestones and conditions

Most advanced norovirus vaccine candidate Clinical PoC demonstrated in adults Phase IIb study readout in mid-2024 on 3,000 infants Next gen hexavalent VLP vaccine candidate licensed Large potential commercial opportunity NASDAQ: HLVX